HAWAIIAN TAX-FREE TRUST
                         Supplement to the Prospectuses
                               Dated July 24, 2002


     The following is substituted for the description of portfolio managers under the caption "Trust Management".

     Robert Crowell, Executive Vice President of Bank of Hawaii, is the Trust's portfolio manager. He is based in Honolulu. He is the head of the Tax-Free Fixed Income team within Bank of Hawaii's Asset Management Group. Mr. Crowell has been employed by the bank for 33 years. He has extensive experience in managing fixed income investments. As Treasurer of the Bank, he has managed the Bank's fixed income portfolio since 1978, during which time municipal securities comprised as much as 70% of the Bank's investment portfolio. From 1984 to 1993, Mr. Crowell was also the principal of the BOH Municipal Securities Dealer operations.

     Mr. Crowell was born and raised in Hawaii. He is a graduate of Kamehameha Schools, holds a BA in Economics from Whitman College and a BBA in Accounting and MBA in Finance from University of Hawaii.


                  The date of this supplement is March 27, 2003